Other (Expense) Income	12 Months Ended
Dec. 31, 2025
Other Income and Expenses [Abstract]
Other (Expense) Income	Other Income (Expense)

	Year Ended December 31,
	2025 $	2024 $	2023 $
Foreign exchange gain	476	2,839	2,814
Unrealized (loss) gain on marketable securities	(1,401)	1,401	—
Realized gain on marketable securities (1)	2,861	—	—
Other (expense) income (2)	(183)	318	(4,216)
Total	1,753	4,558	(1,402)
(1)    Realized gain on the sale of marketable securities reflects the difference between the sale proceeds and the cost of the marketable securities.
(2)    Includes $3.6 million related to a loss on disposal of defined benefit pension plans (note 1), an expense of $2.6 million related to the premiums paid in relation to the repurchase of certain vessels previously under sale-leaseback arrangements and income of $1.7 million related to the settlement of a legal claim, in each case during the year ended December 31, 2023.